VICOR TECHNOLOGIES, INC. and SRKP 6, INC.
PRO-FORMA FINANCIAL INFORMATION
AS OF DECEMBER 31, 2006

                               ASSETS                                                                  PRO-FORMA      PRO-FORMA
                                                                           VICOR        SRKP 6        ADJUSTMENTS      COMBINED
                                                                        ------------   ---------      ------------   ------------

Current assets:
   Cash                                                                 $    301,000   $   2,000                     $    303,000
   Interest receivable                                                         8,000          --                --          8,000
   Prepaid expenses                                                          103,000          --                          103,000
                                                                        ------------   ---------      ------------   ------------
       Total current assets                                                  412,000       2,000                --        414,000
                                                                        ------------   ---------      ------------   ------------

 Furniture and fixtures, net of accumulated depreciation                      13,000          --                           13,000
                                                                                              --
Other assets:
   Deposits                                                                   12,000          --                           12,000
   Intellectual property, net                                                392,000          --                          392,000
   Deferred financing costs                                                  161,000          -- (2)       (94,000)        67,000
                                                                        ------------   ---------      ------------   ------------

       Total other assets                                                    565,000          --           (94,000)       471,000
                                                                        ------------   ---------      ------------   ------------

                                                                        $    990,000   $   2,000      $    (94,000)  $    898,000
                                                                        ============   =========      ============   ============

   LIABILITIES AND STOCKHOLDERS' EQUITY (NET CAPITAL DEFICIENCY)

Current liabilities:
   Accounts payable and accrued expenses                                $  1,188,000   $      --                     $  1,188,000
   10% Convertible promissory notes                                               --          --                               --
   12% Convertible bridge promissory notes                                   215,000          --                          215,000
   12% Convertible promissory notes                                          375,000          -- (2)      (375,000)            --
   15% Promissory notes                                                       69,000          --                           69,000
   Accrued dividends payable                                                 137,000          --                          137,000
   Due to related parties                                                    425,000      18,000                --        443,000
                                                                        ------------   ---------      ------------   ------------
       Total current liabilities                                           2,409,000      18,000          (375,000)     2,052,000
                                                                        ------------   ---------      ------------   ------------
Long-term debt:
   10% Convertible promissory notes                                          610,000                                      610,000
   12% Convertible bridge promissory notes                                 1,474,000                                    1,474,000
                                                                        ------------   ---------      ------------   ------------
       Total long-term debt                                                2,084,000          --                --      2,084,000
                                                                        ------------   ---------      ------------   ------------

Commitments and contingencies

Stockholders' equity (Net capital deficiency):
   Preferred stock, $.0001 par value; 10,000,000 shares authorized;
     Series A Convertible Preferred stock 157,592 shares outstanding              --                            --             --

   Common stock, $.0001 par value; 100,000,000 shares authorized;
    25,693,723 shares issued and outstanding                                                  -- (2)         3,000          3,000
                                                                                  --          --
   Additional paid-in capital                                             29,587,000      25,000 (1)       (41,000)    29,943,000
                                                                                                 (2)       372,000
   Subscription notes receivable                                            (398,000)                                    (398,000)
   Deficit accumulated during the development stage                      (32,692,000)    (41,000)(1)        41,000    (32,786,000)
                                                                                                 (2)       (94,000)
                                                                        ------------   ---------      ------------   ------------
       Total stockholders' equity (Net capital deficiency)                (3,503,000)    (16,000)          281,000     (3,238,000)
                                                                        ------------   ---------      ------------   ------------

                                                                        $    990,000   $   2,000      $    (94,000)  $    898,000
                                                                        ============   =========      ============   ============

(1)   To reflect the shares issued for the assets and liabilities of SRKP 6

(2)   To reflect the recapitalization of Vicor, including shares issued for conversion of 12% Convertible promissory notes